INTER
PUBLIC
GROUP

Third Quarter 2007 Earnings Conference Call

November 1, 2007

Overview – Third Quarter 2007

- Revenue grew 7.3% from Q3-06
  - Organic growth of 5.7% Q3-07
  - Organic growth of 4.8% YTD-07
- Operating income of $51 million in Q3 and $73 million YTD significantly exceeds prior year
- Q3-07 diluted E.P.S. was a loss of $0.06 compared with a loss of $0.02 in Q3-06

INTER PUBLIC GROUP

Operating Performance Q3 - 2007

INTER PUBLIC GROUP

	Three Months Ended September 30,	
	2007	2006
Revenue	$ 1,559.9	$ 1,453.8
Salaries and Related Expenses	1,034.7	960.7
Office and General Expenses	468.9	466.0
Restructuring and Other Reorganization-Related Charges	5.2	6.2
Operating Income	51.1	20.9
Interest Expense	(60.1)	(57.0)
Interest Income	30.2	25.1
Other (Expense) Income	(4.8)	22.6
Income Before Income Taxes	16.4	11.6
Provision for Income Taxes	35.8	10.5
Net Equity Interests (Net of Tax)	(2.5)	(2.4)
Loss From Continuing Operations	(21.9)	(1.3)
Income From Discontinued Operations (Net Of Tax)	-	5.0
Net (Loss) Income	(21.9)	3.7
Dividends on Preferred Stock	6.9	11.9
Net Loss Applicable to Common Stockholders	$ (28.8)	$ (8.2)
Loss per share of common stock - basic and diluted		
Continuing operations	$ (0.06)	$ (0.03)
Discontinued operations	-	0.01
Total	$ (0.06)	$ (0.02)
Weighted-average number of common shares outstanding:		
Basic and Diluted	458.6	427.2

($ in Millions, except per share amounts)

Revenue

Interpublic

	Three Months Ended		Nine Months Ended	
September 30, 2006	**$ 1,453.8**		**$ 4,313.7**	
Total change	106.1	7.3%	258.0	6.0%
Foreign currency changes	43.4	3.0%	115.7	2.7%
Net acquisitions/divestitures	(19.8)	(1.4%)	(62.8)	(1.5%)
Organic	82.5	5.7%	205.1	4.8%
September 30, 2007	**$ 1,559.9**		**$ 4,571.7**	

Segments

	Three Months Ended September 30,				Nine Months Ended September 30,			
			Change				Change	
	2007	2006	Reported	Organic	2007	2006	Reported	Organic
IAN	$ 1,311.7	$ 1,226.6	6.9%	4.9%	$ 3,822.3	$ 3,630.5	5.3%	3.8%
CMG	$ 248.2	$ 227.2	9.2%	10.0%	$ 749.4	$ 683.2	9.7%	9.9%

Integrated Agency Networks: McCann, Draftfcb, Lowe, and our stand-alone agencies
Constituency Management Group: Weber Shandwick, Golin Harris, Jack Morton, FutureBrand, Octagon, and our other marketing service specialists

($ in Millions)

INTER PUBLIC GROUP

Geographic Revenue Change

	Three Months Ended September 30, 2007		Nine Months Ended September 30, 2007	
	Reported	Organic	Reported	Organic
United States	6.5%	6.8%	7.0%	7.4%
International	8.3%	4.1%	4.6%	1.3%
United Kingdom	(5.2%)	(4.8%)	1.4%	(0.1%)
Continental Europe	4.2%	(1.3%)	2.0%	(3.7%)
Latin America	13.2%	12.6%	6.5%	4.9%
Asia Pacific	16.4%	6.5%	10.3%	5.7%
All Other Markets	29.6%	26.5%	7.6%	9.2%
Worldwide	**7.3%**	**5.7%**	**6.0%**	**4.8%**

"All Other Markets" includes Canada, Africa, and Middle East.

See reconciliation on page 17.

INTER PUBLIC GROUP

Expenses

Salaries & Related

	2007	2006	Change $	Change Reported	Change Organic
Three Months Ended September 30,	$ 1,034.7	$ 960.7	$ 74.0	7.7%	5.5%
% of Revenue	*66.3%*	*66.1%*			
Three months severance	$ 20.1	$ 9.7	$ 10.4	107.2%	
% of Revenue	*1.3%*	*0.7%*			
Nine months ended September 30,	$ 3,033.2	$ 2,856.5	$ 176.7	6.2%	4.6%
% of Revenue	*66.3%*	*66.2%*			
Nine months severance	$ 47.5	$ 38.8	$ 8.7	22.4%	
% of Revenue	*1.0%*	*0.9%*			

Office & General

	2007	2006	Change $	Change Reported	Change Organic
Three Months Ended September 30,	$ 468.9	$ 466.0	$ 2.9	0.6%	0.1%
% of Revenue	*30.1%*	*32.1%*			
Three months professional fees	$ 31.6	$ 37.3	$ (5.7)	(15.3%)	
% of Revenue	*2.0%*	*2.6%*			
Nine months ended September 30,	$ 1,466.6	$ 1,506.1	$ (39.5)	(2.6%)	(2.9%)
% of Revenue	*32.1%*	*34.9%*			
Nine months professional fees	$ 118.0	$ 176.6	$ (58.6)	(33.2%)	
% of Revenue	*2.6%*	*4.1%*			

See reconciliation on page 16.

($ in Millions)

INTER PUBLIC GROUP

Cash Flow Q3 - 2007

	Three Months Ended September 30, 2007	2006
NET (LOSS) INCOME	$ (22)	$ 4
Income from Discontinued Operations	-	(5)
OPERATING ACTIVITIES		
Depreciation & amortization	74	70
Deferred taxes	29	(13)
Other non-cash items	12	(3)
Change in working capital, net	22	(83)
Other non-current assets & liabilities	4	(45)
Discontinued operations	-	5
Cash provided by (used in) Operating Activities	**119**	**(70)**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(34)	(4)
Business & investment purchases/sales, net	-	6
Capital expenditures	(30)	(29)
Cash used in Investing Activities	**(64)**	**(27)**
FINANCING ACTIVITIES		
(Decrease) Increase in short-term bank borrowings	(16)	12
Preferred stock dividends	(7)	(12)
Other	(3)	(6)
Cash used in Financing Activities	**(26)**	**(6)**
Currency Effect	24	(6)
Increase (Decrease) in Cash & S/T Marketable Securities	**$ 53**	**$ (109)**

($ in Millions)

INTER PUBLIC GROUP

Balance Sheet – Current Portion

	September 30, 2007	December 31, 2006	September 30, 2006
CURRENT ASSETS:			
Cash and cash equivalents	$ 1,430.1	$ 1,955.7	$ 1,263.5
Short-term marketable securities	103.8	1.4	205.6
Accounts receivable, net	3,679.8	3,934.9	3,430.6
Expenditures billable to clients	1,325.1	1,021.4	1,068.7
Other current assets	331.2	295.4	378.5
Total current assets	**$ 6,870.0**	**$ 7,208.8**	**$ 6,346.9**
CURRENT LIABILITIES:			
Accounts payable	$ 3,866.6	$ 4,124.1	$ 3,681.4
Accrued liabilities	2,431.8	2,426.7	2,125.8
Short-term debt	475.4	82.9	63.7
Total current liabilities	**$ 6,773.8**	**$ 6,633.7**	**$ 5,870.9**

INTERPUBLIC GROUP

($ in Millions)

Debt Maturity Schedule

Total Debt including Convertible Notes = $2.3 billion



$800
$600
$400
$200
$0
millions
$ 75
$ 400(A)
$250
$250
$500
$ 400(B)
$350
$ 800
2007
2008
2009
2010
2011
2012
2013
2014
2015+
Other Short-Term Debt
Long-Term Debt
4.50% Convertible Notes
4.25% Convertible Notes
First Investor Option to Put 4.5% Convertible Notes due 2023
First Investor Option to Put 4.25% Convertible Notes due 2023

Face Value
As of September 30, 2007

(A) Discrete option to put 4.5% Notes for cash in March 2008, and for cash or stock, at Company's election, in March 2013 and March 2018

(B) Discrete option to put 4.25% Notes for cash in March 2012, and for cash or stock, at Company's election, in March 2015 and March 2018

($ in Millions, except Total Debt)

Summary

- Continue to demonstrate improved competitiveness
- Rapid evolution of our business offers revenue and margin opportunity but requires targeted investment in talent and tools
- Continue to focus on key cost and profitability levers: improvements in productivity, back office processing, IT, professional fees and organizational simplification
- SOX compliance program on track

INTER PUBLIC GROUP

INTER
PUBLIC
GROUP

Appendix

Operating Performance YTD - 2007

	Nine months ended September 30,	
	2007	2006
Revenue	$ 4,571.7	$ 4,313.7
Salaries and Related Expenses	3,033.2	2,856.5
Office and General Expenses	1,466.6	1,506.1
Restructuring and Other Reorganization-Related (Reversals) Charges	(0.6)	12.9
Operating Income (Loss)	72.5	(61.8)
Interest Expense	(172.0)	(155.1)
Interest Income	86.8	77.4
Other Income	1.7	47.5
Loss before income taxes	(11.0)	(92.0)
(Benefit of) Provision for Income Taxes	(1.3)	6.7
Net Equity Interests (Net of Tax)	(1.1)	(7.1)
Loss From Continuing Operations	(10.8)	(105.8)
Income From Discontinued Operations (Net Of Tax)	-	5.0
Net Loss	(10.8)	(100.8)
Dividends on Preferred Stock	20.7	35.7
Net Loss Applicable to Common Stockholders	$ (31.5)	$ (136.5)
Loss per share of common stock - basic and diluted		
Continuing operations	$ (0.07)	$ (0.33)
Discontinued operations	-	0.01
Total	$ (0.07)	$ (0.32)
Weighted-average number of common shares outstanding:		
Basic and Diluted	457.3	426.6

($ in Millions, except per share amounts)

INTERPUBLIC GROUP

Cash Flow YTD – 2007

	Nine Months Ended September 30, 2007	2006
NET LOSS	$ (11)	$ (101)
Income from Discontinued Operations	-	(5)
OPERATING ACTIVITIES		
Depreciation & amortization	206	186
Deferred taxes	(37)	(82)
Other non-cash items	20	(4)
Change in working capital, net	(394)	(581)
Other non-current assets & liabilities	(3)	-
Discontinued operations	-	5
Cash used in Operating Activities	**(219)**	**(582)**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(123)	(14)
Business & investment purchases/sales, net	16	55
Capital expenditures	(96)	(70)
Cash used in Investing Activities	**(203)**	**(29)**
FINANCING ACTIVITIES		
(Decrease) Increase in short-term bank borrowings	(9)	14
Preferred stock dividends	(21)	(35)
Issuance costs & consent fees	-	(42)
Call spread transactions in connection with ELF financing	-	(29)
Other	(13)	(23)
Cash used in Financing Activities	**(43)**	**(115)**
Currency Effect	34	4
Decrease in Cash & S/T Marketable Securities	**$ (431)** [1]	**$ (722)**

[1] Additionally, we acquired $8 of S/T Marketable Securities held by one of our current year acquisitions.

($ in Millions)

INTER PUBLIC GROUP

Revenue by Region

Q3 2007



Other 5%
Asia Pacific 10%
Latin America 5%
Continental Europe 14%
United Kingdom 9%
United States 57%

$1,559.9

Q3 2006



Other 4%
Asia Pacific 9%
Latin America 5%
Continental Europe 15%
United Kingdom 10%
United States 57%

$1,453.8

($ in Millions)

Depreciation and Amortization

	2006				
	Q1	Q2	Q3	Q4	FY 2006
Depreciation and amortization of fixed assets and intangible assets	$ 42.9	$ 42.2	$ 41.9	$ 46.6	$ 173.6
Amortization of bond discounts and deferred financing costs	3.2	7.7	11.3	9.6	31.8
Amortization of restricted stock and other non-cash compensation	9.3	11.4	16.4	18.0	55.1
Total	$ 55.4	$ 61.3	$ 69.6	$ 74.2	$ 260.5

	2007			
	Q1	Q2	Q3	YTD 2007
Depreciation and amortization of fixed assets and intangible assets	$ 43.0	$ 40.9	$ 43.7	$ 127.6
Amortization of bond discounts and deferred financing costs	7.8	7.8	7.8	23.4
Amortization of restricted stock and other non-cash compensation	19.6	13.1	22.6	55.3
Total	$ 70.4	$ 61.8	$ 74.1	$ 206.3

($ in Millions)

INTER PUBLIC GROUP

Reconciliation of Organic Measures

Salaries & Related

	Three Months Ended $	Three Months Ended % Change	Nine months ended $	Nine months ended % Change
September 30, 2006	$ 960.7		$ 2,856.5	
Foreign currency changes	27.0	2.8%	76.7	2.7%
Net acquisitions/divestitures	(6.0)	(0.6%)	(31.5)	(1.1%)
Organic	53.0	5.5%	131.5	4.6%
Total change	74.0	7.7%	176.7	6.2%
September 30, 2007	$ 1,034.7		$ 3,033.2	

Office & General

	Three Months Ended $	Three Months Ended % Change	Nine months ended $	Nine months ended % Change
September 30, 2006	$ 466.0		$ 1,506.1	
Foreign currency changes	15.1	3.2%	42.4	2.8%
Net acquisitions/divestitures	(12.7)	(2.7%)	(37.9)	(2.5%)
Organic	0.5	0.1%	(44.0)	(2.9%)
Total change	2.9	0.6%	(39.5)	(2.6%)
September 30, 2007	$ 468.9		$ 1,466.6	

($ in Millions)

INTER PUBLIC GROUP

Reconciliation of Geographic Revenue Change

Three Months Ended September 30

	2007	2006	Reported Change	Foreign Currency Changes	Net Acquisitions / Divestitures	Organic
US	$ 886.3	$ 832.1	$ 54.2	$ -	$ (2.7)	$ 56.9
UK	132.3	139.5	(7.2)	11.1	(11.6)	(6.7)
Continental Europe	224.4	215.3	9.1	16.6	(4.7)	(2.8)
Latin America	84.2	74.4	9.8	5.3	(4.9)	9.4
Asia Pacific	147.7	126.9	20.8	7.5	5.0	8.3
All Other Markets	85.0	65.6	19.4	2.9	(0.9)	17.4
Worldwide	$ 1,559.9	$ 1,453.8	$ 106.1	$ 43.4	$ (19.8)	$ 82.5

INTER PUBLIC GROUP

Nine Months Ended September 30

	2007	2006	Reported Change	Foreign Currency Changes	Net Acquisitions / Divestitures	Organic
US	$ 2,649.1	$ 2,475.0	$ 174.1	$ -	$ (7.9)	$ 182.0
UK	409.6	403.8	5.8	38.4	(32.0)	(0.6)
Continental Europe	694.1	680.3	13.8	54.3	(15.5)	(25.0)
Latin America	213.7	200.7	13.0	9.9	(6.7)	9.8
Asia Pacific	382.8	347.2	35.6	14.2	1.5	19.9
All Other Markets	222.4	206.7	15.7	(1.1)	(2.2)	19.0
Worldwide	$ 4,571.7	$ 4,313.7	$ 258.0	$ 115.7	$ (62.8)	$ 205.1

($ in Millions)

INTER
PUBLIC
GROUP

Metrics Supplement

Metrics Supplement

Category	Metric
REVENUE	by Discipline
	per Employee
SALARIES & RELATED	Last Twelve Months
(% of revenue)	Base, Benefits and Tax
	Incentive Expense
	Severance Expense
	Temporary Help
OFFICE & GENERAL	Last Twelve Months
(% of revenue)	Professional Fees
	Occupancy Expense ex-D&A
	T&E, Office Supplies & Telecom
	All Other O&G
FINANCIAL	Adjusted EBITDA Coverage of Net Interest Expense
	Total Available Liquidity

INTER PUBLIC GROUP

Revenue by Discipline


Marketing Services
44%
56%
Advertising & Media

$1,559.9

September 30, 2007

QTD

Unaudited data

($ in Millions)

Revenue per Employee*



Last Twelve Months
$154.0
$152.0
$150.0
$148.0
$146.0
$144.0
$142.0
$140.0
$152.2
$150.1
$147.4
$146.2
LTM 9/30/07
LTM 6/30/07
LTM 3/31/07
LTM 12/31/06

* Annual headcount is a 5 point average

($ in Thousands)

Salaries & Related Expenses

Salaries & Related


% of Revenue, Last Twelve Months
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
63.9%
63.7%
63.8%
LTM 9/30/07
LTM 12/31/06
LTM 9/30/06

Salaries & Related Expenses % of Revenue

Three Months Ended September 30


Base, Benefits & Tax
60.0%
50.0%
40.0%
54.5%
54.9%
9/30/07
9/30/06


Incentive Expense
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.5%
3.6%
9/30/07
9/30/06


Severance Expense
2.0%
1.0%
0.0%
1.3%
0.7%
9/30/07
9/30/06


Temporary Help
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.6%
3.8%
9/30/07
9/30/06

All other Salaries & Related, not shown, was 2.4% and 3.1% for the three months ended September 30, 2007 and 2006, respectively.

INTER PUBLIC GROUP

Office & General Expenses


% of Revenue, Last Twelve Months
40.0%
37.0%
34.0%
31.0%
28.0%
25.0%
31.6%
33.6%
34.5%
LTM 9/30/07
LTM 12/31/06
LTM 9/30/06

INTER PUBLIC GROUP

Office & General Expenses % of Revenue

Three Months Ended September 30



Professional Fees
4.0%
2.0%
0.0%
2.0%
2.6%
9/30/07
9/30/06



Occupancy Expense (ex-D&A)
10.0%
9.0%
8.0%
7.0%
6.0%
8.4%
8.7%
9/30/07
9/30/06



T&E, Office Supplies & Telecom
8.0%
6.0%
4.0%
2.0%
0.0%
4.6%
4.8%
9/30/07
9/30/06



All Other O&G
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
15.1%
16.0%
9/30/07
9/30/06

"All Other O&G" includes client service costs, depreciation and amortization in O&G, bad debt expense, foreign currency gains/losses and other expenses.

INTER PUBLIC GROUP

EBITDA Coverage of Net Interest Expense


Adjusted EBITDA : Net Interest Expense, Last Twelve Months
10.0
8.0
6.0
4.0
2.0
0.0
6.7x
5.4x
4.4x
LTM 9/30/07
LTM 12/31/06
LTM 9/30/06

Adjusted EBITDA is calculated as operating income excluding the following: long-lived asset impairments; restructuring and other reorganization-related charges; and depreciation and amortization of fixed assets, intangible assets, restricted stock and other non-cash compensation. Net interest expense is calculated as interest expense, adjusted for non-cash interest amortization, less interest income.

See reconciliation on slide 27.

Reconciliation of Adjusted EBITDA and Net Interest Expense

INTER PUBLIC GROUP

	LTM 9/30/07	LTM 12/31/06	LTM 9/30/06
Operating Income (Loss)	$ 240.3	$ 106.0	$ (4.2)
Add back:			
Restructuring and other reorganization-related charges	21.0	34.5	14.3
Long-lived asset impairments	27.2	27.2	92.1
Depreciation and amortization*	247.4	228.7	224.7
Adjusted EBITDA	**$ 535.9**	**$ 396.4**	**$ 326.9**
Interest Expense	(235.6)	$ (218.7)	(201.2)
Interest Income	122.7	113.3	104.2
Net Interest Expense	**$ (112.9)**	**$ (105.4)**	**$ (97.0)**
Net Interest Expense, Excluding Non-Cash Amortization	**$ (80.1)**	**$ (73.8)**	**$ (74.6)**
Adjusted EBITDA : Net Interest Expense	**4.7**	**3.8**	**3.4**
Adjusted EBITDA : Net Interest Expense, Excluding Non-Cash Amortization	**6.7**	**5.4**	**4.4**

* Includes depreciation and amortization of fixed assets, intangible assets and restricted stock and other non-cash compensation.

($ in Millions)

Total Available Liquidity

Cash and Short-Term Marketable Securities
+ Available Committed Credit Facility



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$527
$1,534
$527
$1,481
$527
$1,518
$530
$1,957
$530
$1,469
9/30/07
6/30/07
3/31/07
12/31/06
9/30/06
Cash and Short-Term Marketable Securities
Available Committed Credit Facility

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and other SEC filings. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- potential adverse developments in connection with the ongoing SEC investigation;
- potential downgrades in the credit ratings of our securities;
- risks associated with the effects of global, national and regional economic and political conditions, including fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and other SEC filings.

INTER PUBLIC GROUP